Exhibit 99.1

REPAY Announces Closing of $125 Million Revolving Credit Facility

Atlanta, GA, February 3, 2021 – Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”) today announced the closing of a new undrawn $125 million senior secured revolving credit facility.

“We are pleased with the successful completion of this credit facility, which, in addition to the available proceeds from our concurrent offerings last month of convertible notes and Class A common stock, positions us well for our future acquisition opportunities,” said John Morris, CEO of REPAY. “Our M&A pipeline remains very active, with many high growth targets in large verticals that are underserved from a payment perspective.”

The new revolving credit facility replaces the Company’s prior senior secured facilities, which included an undrawn $30 million revolving credit facility. The Company paid off all term loans outstanding under its prior credit agreement following the closing last month of its concurrent offerings of convertible notes and Class A common stock.

Truist Securities, Inc. acted as lead arranger, and Truist Bank will serve as the administrative agent for the new revolving credit facility.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the timing and terms of the offering and the proposed use of proceeds and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future acquisition opportunities for REPAY. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; the risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

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